Exhibit 99.2

SECOND AMENDED AND RESTATED PROGRAM PORTFOLIO SCHEDULE

(Publicly Registered Retail Transactions)

This Second Amended and Restated Program Portfolio Schedule, dated as of June 28, 2017 (as amended, supplemented or otherwise modified from time to time, (this “Program Portfolio Schedule”), to the Servicing Agreement, dated as of July 15, 2016 (as heretofore amended, restated, supplemented or otherwise modified, the “Servicing Agreement”), is between Santander Consumer USA Inc., an Illinois corporation (“SC”), as servicer (in such capacity, the “Servicer”), and Santander Consumer International Puerto Rico LLC, a Puerto Rico limited liability company (“SCIPR”), as subservicer (in such capacity, the “Subservicer”), with respect to the Program Portfolio identified below.

WHEREAS, the Servicer and the Subservicer have entered into the Servicing Agreement and now desire to designate additional Program Portfolios to be serviced by the Subservicer on behalf of the Servicer pursuant to the terms of the Servicing Agreement and this Program Portfolio Schedule.

WHEREAS, the Servicer and the Subservicer entered into an Amended and Restated Program Portfolio Schedule, dated as of January 31, 2017 (the “Original Program Portfolio Schedule”) and now desire to amend the Original Program Portfolio Schedule to clarify that the Subservicer will act as servicer for each portfolio of Program Receivables owned by either an SDART Issuing Entity (as defined below) or a Drive Issuing Entity (as defined below).

NOW, THEREFORE, the parties agree as follows:

Section 1. Servicing Agreement. (a) The Servicer hereby acknowledges and agrees that the Subservicer will act as servicer of each portfolio of Program Receivables owned by an SDART Issuing Entity or a Drive Issuing Entity, as applicable (each, a “Program Portfolio”), and the Subservicer hereby agrees to act as servicer of each such Program Portfolio to manage, service, collect, enforce, administer and provide the Services from and after July 15, 2016 (the “Program Effective Date”). “SDART Issuing Entity” means each statutory trust with a name beginning “Santander Drive Auto Receivables Trust” for which Santander Drive Auto Receivables LLC (CIK #0001383094) acts as the depositor and which issues publicly registered asset-backed notes, including, for the avoidance of doubt, each such trust formed after the Program Effective Date. “Drive Issuing Entity” means each statutory trust with a name beginning “Drive Auto Receivables Trust” for which Santander Drive Auto Receivables LLC (CIK # 0001383094) acts as depositor and which issues publicly registered asset-back notes, including, for the avoidance of doubt, each such trust formed after the Program Effective Date. The Subservicer shall perform the Services and act hereunder using the degree of skill and attention that the Subservicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others and that is consistent with its Customary Service Practices. The Subservicer’s duties with respect to each Program Portfolio shall include updating records regarding Collections, responding to inquiries of Obligors, investigating delinquencies, sending invoices or payment coupons to Obligors, accounting for Collections and furnishing monthly and annual statements to the Servicer in connection with each Program Portfolio as required by the Servicing Agreement and this Program Portfolio Schedule and performing the other duties specified therein or herein. Subject to the provisions of Section 3.2 of the Servicing Agreement and its Customary Servicing Practices, the Subservicer shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such Services that it may reasonably deem necessary or desirable.

(b) The Subservicer may modify or amend its Customary Servicing Practices applicable to each Program Portfolio from time to time, subject in each case to restrictions on modifications or amendments, if any, set forth in the related Sale and Servicing Agreement (as defined in Section 2(iv) below).

Section 2. Program Portfolios. Each Program Portfolio has the following characteristics:

(i)	Legal Owner of Program Receivables: The related SDART Issuing Entity or Drive Issuing Entity, as applicable, the name of and organizational documents for which may be found by searching http://www.sec.gov/edgar/searchedgar/companysearch.html for issuing entities with a name beginning “Santander Drive Auto Receivables Trust” or “Drive Auto Receivables Trust”, as applicable.

(ii)	Pledgee of Program Receivables: The party named as “Indenture Trustee” in each related Sale and Servicing Agreement.

(iii)	Type of Receivables: Motor Vehicle Receivables.

(iv)	Agreement pursuant to which SC, as Servicer services the Program Receivables: The Sale and Servicing Agreement between SC, Santander Drive Auto Receivables LLC, the related SDART Issuing Entity or Drive Issuing Entity, as applicable, and the “Indenture Trustee” named therein (each, a “Sale and Servicing Agreement”), a copy of which has been filed on EDGAR and may be found by searching http://www.sec.gov/edgar/searchedgar/companysearch.html by the name of the related SDART Issuing Entity or Drive Issuing Entity, as applicable.

(v)	The Program Receivables are Regulation AB Receivables. The servicing criteria referenced in Section 3.9(b) of the Servicing Agreement are specified on Exhibit A hereto, as such Exhibit A may be amended from time to time as mutually agreed upon by the Servicer and the Subservicer or as required to comply with Applicable Law.

(vi)	Program Portfolio Transaction Documents: Agreement described in clause (iv) above.

Section 3. Collection of Program Receivables.

(a) The Subservicer is hereby authorized to grant extensions, rebates, deferrals, amendments, modifications, temporary reductions in payments or adjustments with respect to the Program Receivables in accordance with its Customary Servicing Practices, subject in each case to restrictions on extensions, rebates, deferrals, amendments, modifications, temporary reductions or adjustments, if any, set forth in the related Sale and Servicing Agreement.

(b) The Subservicer is authorized in accordance with its Customary Servicing Practices to waive any late payment charge or other fee that may be collected in the ordinary course of servicing a receivable, subject in each case to restrictions on waivers, if any, set forth in the related Sale and Servicing Agreement.

Section 4. Statements to Servicer. The Subservicer shall deliver to the Servicer a Servicer Report for each Program Portfolio in the form and for the time periods reasonably requested by the Servicer from time to time.

Section 5. Counterparts. This Program Portfolio Schedule may be executed in two or more counterparts and by different parties on separate counterparts, each of which will be an original, but all of which together will constitute one and the same instrument.

Section 6. GOVERNING LAW. THIS PROGRAM PORTFOLIO SCHEDULE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Program Portfolio Schedule to be duly executed by their respective officers duly authorized as of the day and year first above written.

SANTANDER CONSUMER USA INC.,
as Servicer

By: /s/ Corey Henry
Name: Corey Henry
Title: Vice President

SANTANDER CONSUMER INTERNATIONAL PUERTO RICO LLC, as Subservicer

By: /s/ Troy Miller
Name: Troy Miller
Title: President

By: /s/ Fahmi Karam
Name: Fahmi Karam
Title: Director

Program Portfolio Schedule

(Publicly Registered Retail Transactions)

EXHIBIT A

SERVICING CRITERIA TO BE ADDRESSED IN

SUBSERVICER AND SERVICER’S ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Subservicer or the Servicer, as applicable, shall address, at a minimum, the criteria identified below as “Applicable Subservicer Servicing Criteria” or “Applicable Servicer Servicing Criteria”, as applicable:

Servicing Criteria		Applicable Subservicer Servicing Criteria[1]	Applicable Servicer Servicing Criteria	Inapplicable[2] Servicing Criteria
Reference	Criteria

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.		X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.		X

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.			X

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.		X

Cash Collection and Administration

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.		X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.		X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.			X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.		X

[1]	With respect to the Subservicer’s assessment of the servicing criteria applicable to it for the year ended December 31, 2016, the “Applicable Subservicer Servicing Criteria” are only applicable for the period July 15, 2016 to December 31, 2016.
[2]	This column reflects servicing criteria inapplicable to the Program Receivables as well as servicing criteria inapplicable only to the Servicer and the Subservicer, which may be applicable to the “Indenture Trustee” named in the Sale and Servicing Agreement.

A-1	Exhibit A to the Program Portfolio Schedule

Servicing Criteria		Applicable Subservicer Servicing Criteria[1]	Applicable Servicer Servicing Criteria	Inapplicable[2] Servicing Criteria
Reference	Criteria

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.		X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.			X

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.		X

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.		X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.		X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.		X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.		X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.		X

A-2	Exhibit A to the Program Portfolio Schedule

Servicing Criteria		Applicable Subservicer Servicing Criteria[1]	Applicable Servicer Servicing Criteria	Inapplicable[2] Servicing Criteria
Reference	Criteria
1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.		X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.			X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.			X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.			X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.		X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

A-3	Exhibit A to the Program Portfolio Schedule